UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 18, 2020

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METROPOLITAN BANK HOLDING CORP.
(Exact name of the registrant as specified in its charter)

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New York	001-38282	13-4042724
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

99 Park Avenue
New York, New York	10016
(Address of principal executive offices)	(Zip Code)

(212) 659-0600
(Registrant’s telephone number)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2020, Metropolitan Bank Holding Corp. (the “Company”) and Metropolitan Commercial Bank (the “Bank”), a wholly-owned subsidiary of the Company, entered into a change in control agreement (the “Agreement”) with Gregory A. Sigrist, Executive Vice President and Chief Financial Officer (the “Executive”), effective August 11, 2020.

The Agreement provided that if the Executive’s employment is terminated by the Executive for good reason (as such term is defined in the Agreement) or by the Company for a reason other than for cause (as such term is defined in the Agreement) during the term of the Agreement, then within ten business days after the date of termination, the Executive will receive a lump sum severance equal to one times the greater of the Executive’s base salary as of the date of termination or the base salary in effect immediately prior to the date of a change in control.  Notwithstanding the foregoing, the payments required under the Agreement will be reduced to the extent necessary to avoid penalties under Section 280G of the Internal Revenue Code.

The foregoing description of the Agreement is not complete and is qualified in its entirety to reference the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit                    Description
Exhibit 10.1	Change in Control Agreement between Metropolitan Bank Holding Corp., Metropolitan Commercial Bank and Greg Sigrist

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

METROPOLITAN BANK HOLDING CORP.

By: /s/ Gregory A. Sigrist Gregory A. Sigrist Executive Vice President and Chief Financial Officer
Dated: August 18, 2020